UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 26, 2006 (Date of earliest event reported)
North Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-10652 (Commission File Number)	942751350 (IRS Employer Identification Number)

300 Park Marina Circle, Redding, CA (Address of principal executive offices)		96001 (Zip Code)
530-226-2900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 26, 2006, the registrant issued a Press Release, "North Valley Bancorp Declares Cash Dividend." Attached hereto as Exhibit 99.112 and incorporated herein by this reference is said Press Release dated May 26, 2006.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.112       Press Release of North Valley Bancorp dated May 26, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006	NORTH VALLEY BANCORP By: /s/ Kevin R. Watson Kevin R. Watson EVP / Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.112	Press Release of North Valley Bancorp dated May 26, 2006